PROSPECTUS SUPPLEMENT

October 7, 2016

for

The Guardian Investor ProFreedom Variable Annuitysm (B Share)

The Guardian Investor ProFreedom Variable Annuitysm (C Share)

The Guardian Investor ProStrategies Variable Annuitysm (I Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2016 for The Guardian Investor ProFreedom Variable Annuitysm (B Share), The Guardian Investor ProFreedom Variable Annuitysm (C Share) and The Guardian Investor ProStrategies Variable Annuitysm (I Share), for variable annuity contracts issued through The Guardian Separate Account R.

EFFECTIVE OCTOBER 21, 2016:

1.	The PIMCO Global Multi-Asset Managed Volatility Portfolio (Advisor Class) will be known as the PIMCO Balanced Allocation Portfolio (Advisor Class) (the “Fund”).

2.	The Fund is not available as an investment allocation option for contracts issued in conjunction with applications dated on or after October 21, 2016.

3.	The Fund is also no longer available as an investment allocation option for contracts issued in conjunction with applications dated on or before October 20, 2016, which contracts do not have accumulation value invested in the Fund as of that date or do not have net premium allocation instructions, dollar cost averaging instructions or rebalancing instructions (collectively, “Allocation Instructions”) that, as of October 20, 2016, include the Fund.

4.	For all contracts issued in conjunction with applications dated on or before October 20, 2016, which contracts either have accumulation value invested in the Fund, or have Allocation Instructions that, as of October 20, 2016, include the Fund, the Fund will continue to be available as an investment allocation option for those contracts so long as any accumulation value is allocated to the Fund. As of the date on which a contract has no accumulation value remaining in the Fund or no Allocation Instructions that include the Fund, then the Fund will no longer be available as an investment allocation option for that contract.

If you have any questions regarding the availability of the Fund in your contract please contact our Customer Service Office at 1-800-221-3253 between 8:30 AM and 7:00 PM Eastern Time, Monday through Friday.

EFFECTIVE SEPTEMBER 30, 2016:

1.	The Ivy Funds Variable Insurance Portfolios, the Ivy Funds VIP Global Bond and the Ivy Funds VIP High Income will be known as the Ivy Variable Insurance Portfolios, the Ivy VIP Global Bond and the Ivy VIP High Income, respectively.

2.	Ivy Investment Management Company, an affiliate of Waddell & Reed Investment Management Company (WRIMCO), has replaced WRIMCO as investment advisor for the Ivy VIP Global Bond and the Ivy VIP High Income of the Ivy Variable Insurance Portfolios.

Except as set forth herein, all other provisions of the Prospectuses shall remain unchanged.

This Prospectus Supplement Must Be Preceded Or Accompanied By The Most Recent Prospectus For The Applicable Product And Should Be Retained With The Prospectus For Future Reference.

PROSUPP1016